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                   SUPPLEMENT DATED FEBRUARY 19, 1999 TO THE

                      PROSPECTUS DATED SEPTEMBER 30, 1998

                        VAN KAMPEN U.S. REAL ESTATE FUND

                                PORTFOLIO OF THE

                          VAN KAMPEN SERIES FUND, INC.
                                 -------------

    Effective February 19, 1999, the Van Kampen U.S. Real Estate Fund (the "Fund") is no longer offering shares. The assets and liabilities of the Fund were acquired by the Van Kampen Real Estate Securities Fund, and the Fund was liquidated pursuant to the Agreement and Plan of Reorganization.